Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,100,000.00
Previously Paid Amount	1,240.11
Total Fee Amount	1,240.11
Total Offset Amount	0.00
Net Fee	$ 0.00